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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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        Date of Report (Date of Earliest Event Reported): April 2, 2004

                             THE DIRECTV GROUP, INC.
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             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


               0-26035                                  52-1106564
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      (Commission File Number)              (I.R.S. Employer Identification No.)

      2250 EAST IMPERIAL HIGHWAY
        EL SEGUNDO, CALIFORNIA                             90245
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 (Address of Principal Executive offices)                 (Zip Code)

                                 (310) 964-0808
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               (Registrant's Telephone Number, Including Area Code

                                 NOT APPLICABLE
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          (Former Name or Former Address, if changed Since Last Report)

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ITEM 5.    OTHER EVENTS.

           On April 2, 2004, PanAmSat Corporation announced that it had decided to de-orbit its PAS-6 satellite, one of its in-orbit international spares, due to a failure in the satellite's power system. The DIRECTV Group owns 80.5% of PanAmSat. A copy of the press release relating to this announcement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits.

    Exhibit No.                     Exhibit
    -----------                     -------

    99.1                            Press Release, dated April 2, 2004







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                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    The DIRECTV Group, Inc.


Date:      April 5, 2004             By:   /s/ Larry D. Hunter
                                         ---------------------------------------
                                          Name:  Larry D. Hunter
                                          Title: Executive Vice President,
                                                 General Counsel and Secretary





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                                  EXHIBIT INDEX

Exhibit No.                     Exhibit
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99.1                            Press Release, dated April 2, 2004









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